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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 1, 2000


                            W.R. BERKLEY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



         Delaware                                    0-7849                               22-1867895
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(State or Other Jurisdiction of             (Commission File No.)               (IRS Employer
Incorporation)                                                                  Identification Number)


165 Mason Street, P.O. Box 2518, Greenwich, CT                                            06836-2518
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       (Address of Principal Executive Offices)                                           (Zip Code)



Registrant's telephone number, including area code   (203) 629-3000



                                 Not Applicable
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          (Former name or former address, if changed since last report)
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ITEM 5.           OTHER EVENTS

         Reference is made to the press release of Registrant, issued on July 31, 2000, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     W.R. BERKLEY CORPORATION
                                     ------------------------------------------
                                     (Registrant)



August 1, 2000                       By:  /s/ Eugene G. Ballard
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                                          Eugene G. Ballard
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer
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                                  EXHIBIT INDEX



Exhibits:

99.1            Press Release dated July 31, 2000